CONFIDENTIAL PRESENTATION

December 2005

DISCLAIMER

Information in this presentation is proprietary & confidential:

Any reproduction of its contents without authorization from

Open Energy is prohibited. Recipients agree not to disclose

its contents to third parties.

This presentation is not an offer to sell or purchase securities:

Such solicitation will be made by means of formal documents

to qualified individuals pursuant to appropriate securities laws and regulations.

This presentation contains forward-looking statements:

Projections about Open Energy’s future performance are

subject to risk & uncertainty. No guarantee of achievability is implied or expressed.

BARNABUS ENERGY INC.

"Liberating the Future of Energy"

OPEN ENERGY corporation

            CORPORATE HISTORY

             April 2002:  Barnabus Energy (OTC BB: BBSE) was incorporated as an oil and gas development company.

             January 2005:  Assembled a portfolio of assets in Alberta, Canada including wells, reserves, pipelines and a small gas refinery.

             September 2005:  Strategic decision to shift focus to renewable energy (RE), one of the fastest growing sectors of the international economy.

             December 2005:  Completed two acquisitions and one global technology license; Hired key management; Signed distribution agreements for products.

             2006:  Well-positioned to capitalize on the accelerating growth in solar energy and other RE opportunities.

CORPORATE MISSION

In February 2006, the Company will be renamed “Open Energy Corporation”.

Our Mission:  “To harness the power of the sun in order to meet the growing resource demands of sustainable 21st Century development.

Our Vision:  “To generate outstanding value for our shareholders, while contributing to energy security, the conservation of natural resources, and the reduction of green house gas emissions.

LEADERSHIP TEAM

Derek May

Chairman of the Board of Directors

Past President of Qualcomm Personal Electronics

Former Deputy Director of Procurement at GEC & Philips

Ted Williams

Chairman of the Audit Committee

Chief Financial Officer of BOTB Corporation

Chartered Accountant, University of Alberta

David Saltman

Director, President and CEO

Past President of BioComposites International

Founding member of E! Entertainment Network

Norman Dodd

Director and CEO of Solar Roofing Systems (SRS)

Former Vice President of Marketing, Proctor & Gamble

Co-founder and President of LabX on-line auction network

LEADERSHIP TEAM

Ron Gangemi

Director and CEO of Connect Renewable Energy, Inc.

Past President of Pulse Energy Systems; Former CEO of TriMed

MBA from UCLA; BA Mechanical Engineering, Rochester Institute

Cheryl Bostater

Chief Financial Officer of Open Energy Corporation

Career in IPO’s and M&A’s of Private & Public Companies;

Senior business appraiser (ASA); Chartered Financial Analyst;

MBA from Loyola Marymount; BSEE Cornell University

Dr. Mel Prueitt

Inventor & Senior Project Director, SunCone™ CSP Systems

World-renowned physicist, inventor & research scientist

from the Los Alamos Laboratory in New Mexico

D. Roger Glenn

Open Energy Chief Legal Counsel

Partner at Edwards, Angell, Palmer & Dodge, LLC in New York;

Expert in Securities Law, IPO’s, PIPE Transactions, M&A’s

A CASE FOR RENEWABLE ENERGY

In 1995, Royal Dutch Shell predicted the explosive global demand for energy, the decline of fossil fuel reserves, and the emergence of RE alternatives.

Today, RE is a $25 billion industry. By 2040 it is predicted to account for 50%
of all energy consumed by mankind.

31

LS

-

CD

-

b136501

1880

1860

1500

0

1000

1500

1900

1920

1940

1960

1980

2000

2020

2040

2060

Surprise

Geothermal

Solar

New Biomass

Wind

Nuclear

Hydro

Gas

Oil & NGL

Coal

Traditional

Biomass

World Energy Supply Scenario

Source: Royal Dutch Shell, 1995.

TODAY

IN THE FOOTSTEPS OF GIANTS

Many of the world’s largest corporations are announcing major renewable energy initiatives:

BP re-brands itself “Beyond Petroleum” and

becomes a leading producer of photovoltaic cells.

GE launches its “Ecomagination” campaign;

Predicts 20% of revenues will come from

sustainable products & technologies.

Shell forms strategic partnership with Ford, GM,

DaimlerChrysler to develop hydrogen fuel cells;

Becomes wind farm developer and PV producer.

STRATEGIC FOCUS ON SOLAR

Wind turbines, biomass conversion, small hydro, and geothermal all represent viable alternative energy technologies.

But every hour of every day the sun delivers enough power to supply man’s energy requirements for the entire year.

1400

1200

1000

800

400

600

200

0

1990

1995

1990

2005

World PV Production (MW)

Solar photovoltaics will grow from a

$3.5 billion industry in 2002 to over
$27.5 billion world-wide by 2012.

                 Clean Edge Energy Research

OEC STRATEGIC OBJECTIVES

Near-Term Strategy: Focus on Solar

Achieve profitability in 2006.

Expand PV manufacturing capabilities; Commercialize SunCone™.

List on NASDAQ NMS within 24 months.

Long-Term Objective: Become a Major RE Company

Surpass $200 million in sales by 2010.

Acquire, license and develop complimentary products and technologies in order to become a global, vertically integrated renewable energy company.

SRS
Solar Roofing Systems Inc.

OPEN ENERGY corporation

INITIATIVE #1: COMMERCIAL SYSTEMS

December 15th, O EC signed a binding term sheet to acquire 100% of Solar
Roofing Systems, based in Toronto, Canada.

SRS has patented a building-integrated solar photovoltaic roofing material for commercial and industrial markets.  SolarSave™ is weather-proof, fire-rated, UL approved, and carries a 20 year product warranty.

SRS Purchase Price: $20.7MM ($2.6 MM cash to SRS shareholders, $1.9 mm investment in operations, plus BBSE shares @ $2.00)

SRS Pending Sales: $4.8MM; Total 2006 sales forecast: $10.5 MM

INITIATIVE # 2: RESIDENTIAL SYSTEMS

In November, the Company signed an binding term sheet to acquire 100% of
Connect Renewable Energy, Inc. of Northern California.

Connect Energy has patented and received UL certification for a PV-integrated roofing tile ideal for residential construction.  CE Tiles™ blend seamlessly with the colors, textures and profiles of most ceramic tiles used today.

CE Purchase Price: $13MM ($3MM investment in operations, plus BBSE shares @ $2.00)

CE Pending Sales: $3.2MM; Total 2006 sales forecast: $11.7MM

DIVISION SYNERGIES

Collaboration on materials & IP advancements

Technology Synergies

Products for the residential & commercial markets

Product Synergies

National distribution & service networks

Marketing Synergies

East & West Coast manufacturing capabilities

Manufacturing Synergies

DESCRIPTION

SRS/CE SYNERGIES

SolarSave™ PV Rooftop Installation

CE Architectural Glass Canopy

OE C will install PV systems in the Academy of Science Natural History Museum in Golden Gate Park, designed by Pritzker prize winning architect Renzo Piano.

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COMPETITIVE  ADVANTAGES

AstroPower (GE)

BP Solar

Kyocera

Sharp

RWE Shott

Evergreen Solar

UniSolar

First Solar LLC

Solar Integrated

Connect Energy

SRS SolarSave™

Ease of
Installation &
Maintenance

No Roof

Penetration or
Leaking

No
External
Racking

Class A
Fire
Rating

20-Year

Product
Warranty

Building
Integrated
System

High

Efficiency

PV Cells

PRODUCT

10

Non

-

punitive

goals

PA: varies by utility

*NJ : 4.0% by 20

*CT: 4% by 2008

MA: 4% by 2008

WI: 2.2% by 2011

IA: 105 MW

MN: 1,125 MW wind by 2010

TX: 2,880 MW by 2009

*NM: 10% by 2011

*AZ: 1.1%by 2007

CA: 20%by 2017

*NV: 15% by 2013

ME: 30% by 2000

State RPS

CO: 10% by 2015

NY: 25% by 2013

MD: 7.5% by 2019

State Renewable Energy Objectives

COMMERCIALIZATION STRATEGIES

Market Criteria, States with:

High energy costs

High electrical consumption

Favorable financial incentives

Power price or service volatility

Target Customers:

Architects, Designers

Developers, Builders

Corporate Clients

City Planners

Government Officials

International Agencies

JAN   FEB   MAR   APR    MAY  JUN   JUL   AUG   SEP   OCT    NOV   DEC

SALES PIPELINE

The Company has already secured purchasing commitments for almost half of its 2006 revenue projections, including a number of high-profile projects:

Environmental Science Building ($280,000)

Chicago Housing Project ($187,000)

Jewelry Manufacturing Facility ($375,000)

New Jersey Medical Building ($150,000)

Hawaiian Housing Development ($650,000)

Manufacturing Facility ($740,000)

Museum of Science & Industry ($1,550,000)

Light Rail Train Station ($750,000)

University Gymnasium ($1,050,000)

VALUE PROPOSITION:  COMMERCIAL PROJECT

Profile: Small manufacturer with electricity load of 76 kW AC peak

Solution: 190 SP-480 modules generating 9,200 kWh AC/month

Financial Parameters:

Total installed cost:

$684,000

NJ State cash rebate:

($326,000)

Net cost to owner:

$358,000

Annual energy savings:

$11,800

NJ State RE Certificates:

$444,000 over 20 years

Federal Tax Credit:

30%

Payback: 5 years; Plus the Value of a New Roof

VALUE PROPOSITION:  RESIDENTIAL PROJECT

Profile: 2,500 foot home with an electricity load of 5,000 to 8,000 kWh AC

Solution: 4.8 kW DC system; 10 SP-480 modules; 5,800 kW AC of electricity/ yr

Financial Parameters:

Total installed cost:

$38,400

NJ State cash rebate:

($22,600)

Net cost to homeowner:

$15,800

Annual energy savings:

$625

NJ State RE Certificates:

$23,000 over 20 years

Federal Tax Credit:

30% (up to $2,000)

Payback: 7 years; Plus the Value of a New Roof

INITIATIVE #3: SUNCONE™

In June of 2005, O EC secured exclusive world-wide rights to SunCone™ a potentially game-changing solar thermal technology.

SunCone™ is the invention of Dr. Melvin Prueitt, renowned physicist from Los
Alamos Laboratory.  It uses thin film Mylar cones to concentrate light, heating fluid to over 600oC to drive a turbine to make electricity, or to purify water.

OE C has enlisted HYTEC Engineering to build the first SunCone™ system, scheduled for completion in Q1 2006.

Artist’s Rendition of SunCone™

TURNING VISION INTO VALUE

According to the UN, 1.2 billion people currently lack access to reliable electricity or fresh water, making the potential markets for SunCone™ virtually unlimited.

Over the next 10 years, the Department of Energy plans to deploy 1,000 MW of concentrated solar power systems in the Southwest, contracts worth $900 million.

In comparison to competing solar trough or parabolic dish systems, SunCone™
requires a third less land, 40% less capital, and has 35% higher power generating efficiencies.

Pivot

Support Structure (Base)

Aluminized Plastic

Film Cones

Sunlight

Transparent Film

Windows

Target Rods

Metal
Reflectors

Evacuated

Glass Tubes

Enclosure

SunCone™ Technical Configuration

FINANCIAL SUMMARY

FINANCIAL SNAP SHOT:  BBSE

Approx. 375,000 shares/day

Average Trading Volume

$700,000

Total Outstanding Debt

$148.7 million

Fully-Diluted Market Capitalization

72,540,007 shares

Fully-Diluted Shares Outstanding

(Acquisition of SRS, CE, plus Restricted)

49,778,540 shares

Shares Outstanding

$2.53 (high); $.35 (low)

52-Week Range

$2.05/share

Current Share Price (12-15-2005)

FINANCIAL PROJECTIONS

NOTE:  These projections are based upon trailing twelve months January through
December, and assume 100% acquisition of SRS and CE.  The Company’s actual fiscal year end is May 31st.  No income is projected for SunCone™.

17%

3%

EBITDA %

10,630,000

750,000

EBITDA

33%

29%

Margin

20,770,000

6,460,000

Gross Profit

63,090,000

22,242,000

Net Sales

2007

2006

$000’s

Stock Ownership on a Fully Diluted Basis [a]
4%
5%
5%
7%
11%
13%
55%
Depository Trust Corporation [b]
OEC Managment
Solar Roofing Systems, Inc. [c]
Connect Renewable Energy, Inc. [d]
Kerry Nagy - former officer
Private placement
Small shareholders, under 5%

CURRENT STOCK OWNERSHIP

[a] 72,540,007 shares on a fully diluted basis (49,778,540 shares issued & outstanding)

[b] Cede &Co: Investors that hold equity in street name in an account with a brokerage firm.

[c] SRS ownership based on $16,236,000 stock exchange value at $2.00 per share BBSE.

[d] CE ownership based on $10,000,000 stock exchange value at $2.00 per share BBSE.

FUTURE GROWTH STRATEGIES

OE C will realize a rapid path to profitability, and create long-term shareholder value as an:

Aggregator:  Acquiring companies & forming alliances

Developer:  Licensing technologies & launching products

Advocate:  Motivating change & supporting RE policy

Our motto, “ Empowering People” expresses our commitment to sustainable economic development, social equity, and environmental integrity.

In the process we will satisfy our stakeholders, delight our customers, motivate our people, and make a valuable contribution to the world at large.

SUMMARY OF PUBLIC COMPS

5.07

6.13

31.12

0.03

0.69

0.37

World Water & Power
Corporation WWAT

10.90

140.91

1,535.92

24.72

28.01

25.68

SunPower Corporation

SPWR

20.27

2.57

52.00

3.60

13.37

7.22

Spire Corporation

SPIR

42.09

17.24

725.39

3.05

12.84

11.83

Evergreen Solar, Inc.

ESLR

253.45

3.46

877.54

15.64

46.88

29.27

Energy Conversion Devices
ENER

TTM
Revenue

Value to
Revenue

Market
Value $MM

52 Week
Low

52 Week

High

Current
Price

COMPANIES

514 Via de la Valle, Suite 200

Solana Beach, California 92075

T: 858.794.8800  F: 858.794.8811

www. barnabusenergy.com

(OTC BB: BBSE)